Exhibit 10.1

FORM OF AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 to Registration Rights Agreement (this “Amendment”) is dated as of June 18, 2026, between Volato Group, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Offering Documents (as defined below).

RECITALS

WHEREAS, the Company and the Purchasers are parties to (i) that certain Securities Purchase Agreement, dated as of June 7, 2026 (the “Purchase Agreement”), and (ii) that Certain Registration Rights Agreement, dated as of June 7, 2026 (the “Registration Rights Agreement” and, together with the Purchase Agreement, the “Offering Documents”);

WHEREAS, pursuant to Section 6(d) of the Registration Rights Agreement, the Registration Rights Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 50.1% or more of the then outstanding Registrable Securities (the “Required Purchasers”);

WHEREAS, the undersigned Purchasers represented the Required Purchasers for purposes of the Section 6(d) of the Registration Rights Agreement;

WHEREAS, Section 2(a) of the Registration Rights Agreement requires the Company to prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities on or prior to the Filing Date; and

WHEREAS, the Purchasers desire for the Company to file the Initial Registration Statement as close as practicable to 5:30 p.m. Eastern Time on June 18, 2026.

NOW, THEREFORE, in consideration of these premises, covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1. Each of the Company and each Purchaser acknowledges and agrees that the definition of “Filing Date” in the Registration Rights Agreement is hereby deleted entirely and replaced with the following:

“Filing Date” means, with respect to the Initial Registration Statement required hereunder, 5:30 p.m. Eastern Time on June 18, 2026, and with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or 3(c), the earliest practicable date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

2. Each of the Company and each Purchaser acknowledges and agrees that the Company has complied with and fully satisfied the Company’s obligations under Section 3(a) of the Registration Rights Agreement in relation to the Initial Registration Statement.

3. This Amendment shall not become effective until fully executed by all parties hereto, whereupon it shall be a “Transaction Document” for purposes of the Offering Documents.

4. Except as expressly amended by this Amendment and by any other supplemental documents or instruments executed by a party hereto in order to effectuate the transactions contemplated hereby, the Offering Documents are hereby ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

5. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Amendment and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.8, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

6. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method, such signature shall be deemed to have been duly and validly delivered and shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

Volato group, inc.

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PURCHASERS:

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PURCHASERS:

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PURCHASERS:

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